UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2023

INPIXON

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	INPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously announced, on July 24, 2023, Inpixon, a Nevada corporation (“Inpixon” or the “Company”), entered into an Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”) by and among Inpixon, Superfly Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Inpixon (“Merger Sub”), and XTI Aircraft Company, a Delaware corporation (“XTI”). Pursuant to the Merger Agreement, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into XTI, with XTI surviving the merger as a wholly-owned subsidiary of Inpixon (the “Merger”).

Inpixon is filing: (i) as Exhibit 99.1 to this Current Report on Form 8-K, XTI’s unaudited financial statements as of September 30, 2023 and for the three and nine months ended September 30, 2023 and 2022, including the accompanying notes thereto; and (ii) as Exhibit 99.2, the unaudited pro forma condensed combined balance sheet of Inpixon and XTI as of September 30, 2023 and the unaudited pro forma condensed combined statement of operations of Inpixon and XTI for the six months ended September 30, 2023 and for the year ended December 31, 2022.

This Current Report on Form 8-K is being filed to update certain financial statements and unaudited pro forma financial information relating to the Company’s proposed transaction with XTI as of and for the nine months ended September 30, 2023 for purposes of incorporating such information by reference into one or more registration statements filed or to be filed by the Company.

Important Information About the Proposed Transaction and Where to Find It

This Current Report on Form 8-K and the exhibits attached hereto and information incorporated herein relate to a proposed transaction between XTI and Inpixon pursuant to an agreement and plan of merger, dated as of July 24, 2023, by and among Inpixon, Superfly Merger Sub Inc. and XTI (the “proposed transaction”). Inpixon filed a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (“SEC”) which was declared effective on November 13, 2023 in connection with the proposed transaction, referred to as a proxy statement/prospectus. A proxy statement/prospectus was sent to all Inpixon stockholders as of October 24, 2023, the record date to be established for voting on the transaction and to the stockholders of XTI.

Before making any voting decision, investors and security holders are urged to read the registration statement, the proxy statement/prospectus, any amendments thereto, and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about Inpixon, XTI and the proposed transaction.

Investors and securityholders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Inpixon through the website maintained by the SEC at www.sec.gov.

The documents filed by Inpixon with the SEC also may be obtained free of charge at Inpixon’s website at www.inpixon.com or upon written request to: Inpixon, 2479 E. Bayshore Road, Suite 195, Palo Alto, CA 94303.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS COMMUNICATION, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS COMMUNICATION. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Forward-Looking Statements

 This Current Report on Form 8-K and the exhibits attached hereto and information incorporated herein contain certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding the benefits of the proposed transaction, the anticipated timing of the completion of the proposed transaction, the products under development by XTI and the markets in which it plans to operate, the advantages of XTI’s technology, XTI’s competitive landscape and positioning, and XTI’s growth plans and strategies, are forward-looking statements.

Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by Inpixon and its management, and XTI and its management, as the case may be, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to:

●	the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of Inpixon’s securities;

●	the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the shareholders of Inpixon;

●	the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement;

●	the adjustments permitted under the merger agreement to the exchange ratio that could result in XTI shareholders or Inpixon shareholders owning less of the post-combination company than expected;

●	the effect of the announcement or pendency of the proposed transaction on Inpixon’s and XTI’s business relationships, performance, and business generally;

●	the risks that the proposed transaction disrupts current plans of Inpixon and XTI and potential difficulties in Inpixon’s and XTI’s employee retention as a result of the proposed transaction;

●	the outcome of any legal proceedings that may be instituted against XTI or against Inpixon related to the merger agreement or the proposed transaction;

●	failure to realize the anticipated benefits of the proposed transaction;

●	the inability to meet and maintain the listing of Inpixon’s securities (or the securities of the post-combination company) on Nasdaq;

●	the risk that the price of Inpixon’s securities (or the securities of the post-combination company) may be volatile due to a variety of factors, including changes in the highly competitive industries in which Inpixon and XTI operate,

●	the inability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities;

●	variations in performance across competitors, changes in laws, regulations, technologies that may impose additional costs and compliance burdens on Inpixon and XTI’s operations, global supply chain disruptions and shortages,

●	national security tensions, and macro-economic and social environments affecting Inpixon and XTI’s business and changes in the combined capital structure;

●	the risk that XTI has a limited operating history, has not yet manufactured any non-prototype aircraft or delivered any aircraft to a customer, and XTI and its current and future collaborators may be unable to successfully develop and market XTI’s aircraft or solutions, or may experience significant delays in doing so;

●	the risk that XTI is subject to the uncertainties associated with the regulatory approvals of its aircraft including the certification by the Federal Aviation Administration, which is a lengthy and costly process;

●	the risk that the post-combination company may never achieve or sustain profitability;

●	the risk that XTI, Inpixon and the post-combination company may be unable to raise additional capital on acceptable terms to finance its operations and remain a going concern;

●	the risk that the post-combination company experiences difficulties in managing its growth and expanding operations;

●	the risk that XTI’s conditional pre-orders (which include conditional aircraft purchase agreements, non-binding reservations, and options) are canceled, modified, delayed or not placed and that XTI must return the refundable deposits;

●	the risks relating to long development and sales cycles, XTI’s ability to satisfy the conditions and deliver on the orders and reservations, its ability to maintain quality control of its aircraft, and XTI’s dependence on third parties for supplying components and potentially manufacturing the aircraft;

●	the risk that other aircraft manufacturers develop competitive VTOL aircraft or other competitive aircraft that adversely affect XTI’s market position;

●	the risk that XTI’s future patent applications may not be approved or may take longer than expected, and XTI may incur substantial costs in enforcing and protecting its intellectual property;

●	the risk that XTI’s estimates of market demand may be inaccurate;

●	the risk that XTI’s ability to sell its aircraft may be limited by circumstances beyond its control, such as a shortage of pilots and mechanics who meet the training standards, high maintenance frequencies and costs for the sold aircraft, and any accidents or incidents involving VTOL aircraft that may harm customer confidence; and

●	other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Inpixon’s Annual Report on Form 10-K for the year ended December, 31, 2022, which was filed with the SEC on April 17, 2023 (the “2022 Form 10-K”), the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023 filed on May 16, 2023, the Current Report on Form 8-K filed on July 25, 2023, the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023 filed on August 18, 2023, the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023 filed on November 20, 2023 and in the section entitled “Risk Factors” in XTI’s periodic reports filed pursuant to Regulation A of the Securities Act including XTI’s Annual Report on Form 1-K for the year ended December 31, 2022, which was filed with the SEC on July 13, 2023 (the “2022 Form 1-K”), as such factors may be updated from time to time in Inpixon’s and XTI’s filings with the SEC, the registration statement on Form S-4 and the proxy statement/prospectus contained therein. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Inpixon nor XTI gives any assurance that either Inpixon or XTI or the post-combination company will achieve its expected results. Neither Inpixon nor XTI undertakes any duty to update these forward-looking statements, except as otherwise required by law.

Participants in the Solicitation

XTI and Inpixon and their respective directors and officers and other members of management may, under SEC rules, be deemed to be participants in the solicitation of proxies from Inpixon’s stockholders with the proposed transaction and the other matters set forth in the registration statement. Information about Inpixon’s and XTI’s directors and executive officers is set forth in Inpixon’s filings and XTI’s filings with the SEC, including Inpixon’s 2022 Form 10-K and XTI’s 2022 Form 1-K. Additional information regarding the direct and indirect interests, by security holdings or otherwise, of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described above under “Important Information About the Proposed Transaction and Where to Find It.”

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy, sell or solicit any securities or any proxy, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired

The unaudited financial statements of XTI as of September 30, 2023, and for the three and nine months ended September 30, 2023 and 2022, including the accompanying notes thereto, are attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

(b) Pro forma financial information

The unaudited pro forma condensed combined balance sheet of Inpixon and XTI as of September 30, 2023 and the unaudited pro forma condensed combined statement of operations of Inpixon and XTI for the nine months ended September 30, 2023 and for the year ended December 31, 2022 are attached herewith as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference. These unaudited pro forma condensed combined financial statements are for informational purposes only. They do not purport to indicate the results that would have been obtained had the merger between Inpixon and XTI actually been completed on the assumed date or for the periods presented, or which may be realized in the future. The pro forma adjustments are based on the information currently available and the assumptions and estimates underlying the pro forma adjustments are described in the notes accompanying the pro forma financial information. Actual results may differ materially from the assumptions within the accompanying unaudited pro forma condensed combined financial information.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of BF Borgers CPA PC, independent registered accounting firm for XTI Aircraft Company.
99.1	Unaudited financial statements of XTI Aircraft Company as of September 30, 2023 and for the three and nine months ended September 30, 2023 and 2022.
99.2	Unaudited pro forma condensed combined financial statements of Inpixon and XTI Aircraft Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: December 14, 2023	By:	/s/ Nadir Ali
	Name:	Nadir Ali
	Title:	Chief Executive Officer